Warrants	12 Months Ended
Dec. 31, 2021
Warrants
Warrants

21Warrants

Warrants and options issued to Mudrick and MWC

As at December 16, 2021 and December 31, 2021 the following warrants were issued but not exercised:

Number
Public Warrants	15,265,146
Mudrick Warrants	4,000,000
MWC Options	2,000,000
21,265,146

Recorded as a liability, the following shows the change in fair value during the year ended December 31, 2021:

£ 000
January 1, 2021	—
Additions	17,801
Change in fair value recognised in profit or loss	(6,817)
Foreign exchange movements	(254)
December 31, 2021	10,730

21Warrants (continued)

Public warrants may only be exercised for a whole number of shares. The public warrants will expire five years from the consummation of the Business Combination or earlier upon redemption or liquidation.

Once the public warrants become exercisable, the Company may redeem the public warrants for redemption at a price of $0.01 per public warrant if the closing price of the common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period.

Each public warrant entitles the registered holder to purchase one share of common stock at a price of $11.50 per share. The exercise price and number of common stock issuable upon exercise of the public warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger, or consolidation. The public warrants will not be adjusted for issuances of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the public warrants.

Warrants issued to Virgin, American and Avolon

On October 29, 2021, the Company entered into the Virgin Atlantic Warrant Instrument, which provides for a warrant over 2,625,000 Ordinary Shares issued immediately after the Share Acquisition Closing. As at December 31, 2021, these warrants remained outstanding and were valued at £8,558 thousand, within other reserves, using a Black-Scholes Model with the following inputs:

December 31, 2021
Spot	$10.68
Strike	$10.00
Risk-free rate (%)	0.05
Dividend yield	—
Maximum term to exercise	4
Volatility (%)	50

Had 75% been used as an alternative yet feasible volatility input then a valuation of £11,907 thousand would have been derived as the entry to other reserves. Adjustments to the other inputs would have not derived a materially different valuation.

Immediately after the Share Acquisition Closing, the Company entered into the American Warrant Instrument, which provides for a warrant over 2,625,000 Ordinary Shares that were both issued and exercised immediately after the Share Acquisition Closing.

Immediately after the Share Acquisition Closing, the Company entered into the Avolon Warrant Instrument, which provides for warrants over 6,378,600 Ordinary Shares that were both issued and exercised immediately after the Share Acquisition Closing.

Avolon were also issued with, and exercised, 3,765,000 commercial warrants by the Company as a result of Avolon entering into a firm commitment to place 100 aircraft with a prime carrier.

21Warrants (continued)

A contract asset has not been recognised as the customer has the ability to terminate the contract without penalty and the aircraft subject to the purchase order has not yet been certified, therefore an expense has been recognised as shown below:

£ 000
American (2,625,000 warrants)	21,186
Avolon (6,378,600 warrants)	51,481
Avolon commercial (3,765,000 warrants)	30,386
Virgin (2,625,000 warrants)	8,558
111,611